UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2019
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BROADRIDGE FINANCIAL SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33220	33-1151291
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

5 Dakota Drive	Lake Success	New York	11042

(Street Address)	(City)	(State)	Zip Code

Registrant’s telephone number, including area code: (516) 472-5400

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol	Name of Each Exchange on Which Registered:
Common Stock, par value $0.01 per share	BR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On December 4, 2019, Broadridge Financial Solutions, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC, BofA Securities, Inc., Morgan Stanley & Co. LLC and Wells Fargo Securities, LLC, as representatives of the underwriters listed therein (the “Underwriters”), with respect to the offering and sale in an underwritten public offering (the “Offering”) by the Company of $750 million aggregate principal amount of its 2.900% Senior Notes due 2029 (the “Notes”). The Underwriting Agreement is filed as an Exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

The Offering of the Notes was made pursuant to a registration statement on Form S-3, File No. 333-233075 (the “Registration Statement”) of the Company and the prospectus supplement dated December 4, 2019 (the “Prospectus Supplement”) and filed with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act of 1933, as amended, on December 5, 2019. The Offering closed on December 9, 2019.

On December 9, 2019, the Company entered into a fourth supplemental indenture (the “Fourth Supplemental Indenture”), dated as of December 9, 2019, to its indenture dated as of May 29, 2007, among the Company and U.S. Bank National Association, as trustee (the “Trustee”) (the “Base Indenture”, as supplemented by the second supplemental indenture dated as of August 21, 2013 and the third supplemental indenture dated as of June 27, 2016 (collectively, the “Supplemental Indentures”) and, together with the Base Indenture and the Fourth Supplemental Indenture, the “Indenture”), and issued thereunder $750 million aggregate principal amount of the Notes. The Notes bear interest at the rate of 2.900% per annum and will mature on December 1, 2029. Interest on the Notes is payable in cash on June 1 and December 1 of each year, beginning on June 1, 2020.

The Company may redeem at its election, at any time or from time to time, some or all of the Notes before they mature at a redemption price equal to (i) 100% of the principal amount of Notes redeemed plus accrued and unpaid interest, if any, to, but not including, the applicable redemption date (subject to the rights of holders of record of such Notes on the relevant record date to receive interest due on the relevant interest payment date), plus (ii) a “make-whole” premium (as detailed in the forms of Notes filed herewith). Notwithstanding the foregoing, if the Notes are redeemed on or after September 1, 2029, the redemption price will not include the applicable “make-whole” premium.

Upon a change of control repurchase event, as defined in the Indenture, the Company will be required to make an offer to purchase the Notes at a purchase price equal to 101% of the principal amount of the Notes on the date of purchase, plus accrued interest, if any, to, but not including, the date of purchase.

The Notes are the Company’s general unsecured senior obligations and rank equally with the Company’s other unsecured senior indebtedness. The Notes effectively rank junior in right of payment to the Company’s existing and future secured indebtedness to the extent of the collateral securing such indebtedness and to all liabilities of the Company’s subsidiaries. The Notes are not guaranteed by the Company’s subsidiaries, through which the Company currently conducts substantially all of its operations.

The Indenture contains restrictive covenants relating to limitations on: (i) liens; (ii) certain asset sales and mergers and consolidations; and (iii) sale and leaseback transactions, subject, in each case, to certain exceptions.

The Indenture contains customary terms that upon certain events of default occurring and continuing, either the Trustee or the holders of not less than 25% in aggregate principal amount of the Notes then outstanding may declare the principal of the Notes and any accrued and unpaid interest through the date of such declaration immediately due and payable. In the case of certain events of bankruptcy or insolvency relating to the Company, the principal amount of the Notes, together with any accrued and unpaid interest through the occurrence of such event, shall be immediately due and payable.

The above descriptions of the Underwriting Agreement, Base Indenture, the Fourth Supplemental Indenture and the Notes are qualified in their entirety by reference to the terms of those agreements filed as Exhibits 1.1, 4.1, 4.2 and 4.3, respectively, and are incorporated by reference herein, and in respect of the Supplemental Indentures filed as exhibits to the Registration Statement.

In connection with the Notes offering, Cahill Gordon & Reindel LLP provided certain legal opinions to the Company that are filed as Exhibit 5.1 to this Form 8-K.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated by reference into this Item 2.03.

Item 8.01.	Other Events.
On December 9, 2019, the Company issued a press release announcing the closing of its offering of $750 million aggregate principal amount of the Notes. A copy of the press release is filed as Exhibit 99.1 to this report and is incorporated by reference in this Item 8.01. The information contained in Item 8.01 of this Current Report on Form 8-K, including Exhibit 99.1 furnished herewith, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing made by the Company under the Securities Act, or the Exchange Act, except as expressly set forth by the Company by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description

1.1
Underwriting Agreement, dated as of December 4, 2019, among Broadridge Financial Solutions, Inc. and J.P. Morgan Securities LLC, BofA Securities, Inc., Morgan Stanley & Co. LLC and Wells Fargo Securities, LLC, as representatives of the underwriters listed therein

4.1
Indenture dated as of May 29, 2007 by and between Broadridge Financial Solutions, Inc. and U.S. Bank National Association, as Trustee (incorporated by reference to Exhibit 4.1 to Form 8-K filed on May 30, 2007)

4.2	Fourth Supplemental Indenture dated as of December 9, 2019, by and between Broadridge Financial Solutions, Inc. and U.S. Bank National Association, as Trustee

4.3	Form of Broadridge Financial Solutions, Inc. 2.900% Senior Note due 2029 (included in Exhibit 4.2)

5.1	Opinion of Cahill, Gordon & Reindel LLP

23.1	Consent of Cahill Gordon & Reindel LLP (contained in Exhibit 5.1)

99.1	Press Release, dated December 9, 2019

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 9, 2019

BROADRIDGE FINANCIAL SOLUTIONS, INC.

    By:/s/ James M. Young
James M. Young
Senior Vice President
and Chief Financial Officer